UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2014

INTEGRATED ENERGY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-155059	61-1604254
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

480 Forest Avenue, Suite 1

Locust Valley, NY 11560

 (Address of principal executive offices)

(702) 583-7790

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On November 10, 2014, the board of directors (the “Board”) of Integrated Energy Solutions, Inc. (the “Company”) dismissed De Joya Griffith, LLC (“De Joya”), as the Company’s independent registered public accounting firm.

De Joya’s report on the financial statements for the fiscal years ended December 31, 2013 and 2012, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, other than for a going concern.  During the fiscal years ended December 31, 2013 and 2012, and in the subsequent interim periods (March 31, 2014 and June 30, 2014) through the date of dismissal (November 10, 2014), of De Joya, there were no disagreements with De Joya on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of De Joya, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year. During the fiscal years ended December 31, 2013 and 2012, and in the subsequent interim periods (March 31, 2014 and June 30, 2014) through the date of dismissal (November 10, 2014), of De Joya, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the above disclosures to De Joya and requested De Joya to provide it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not De Joya agrees with the above disclosures.  A copy of De Joya’s letter, dated November 14, 2014, confirming its agreement with the disclosures in this Item 4.01 is attached as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

On November 10, 2014, the Board approved the engagement of Rosenberg Rich Baker Berman & Company (“RRBB”), as the Company’s new independent registered public accounting firm.

During the fiscal year ended December 31, 2013, and the subsequent interim period prior to the engagement of RRBB, the Company has not consulted RRBB regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter of De Joya Griffith, LLC, dated November 14, 2014*

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ENERGY SOLUTIONS, INC.

Date: November 14, 2014	By:	/s/ Ernest B. Remo
Name: Ernest B. Remo
Title: Chief Executive Officer